                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                                January 15, 2003
--------------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)



                       DAIMLERCHRYSLER MASTER OWNER TRUST
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                           333-73570                 26-6015118
--------                           ---------------           --------------
(State or other jurisdiction       (Commission File          (I.R.S. Employer
of incorporation)                  Number)                   Identification No.)


                 1201 Market Street, Wilmington, Delaware 19801
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (302) 428-3375
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events

         On the payment date January 15, 2003, payments were made to the holders of DaimlerChrysler Master Owner Trust Series.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:

         (a)      Financial statement of businesses acquired:

                           None

                  (b)      Pro forma financial information:

                           None

         (c)      Exhibits:


                           Exhibit 99: Monthly report to holders of the Asset Backed Notes, relating to the January 15, 2003 Payment Date.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DaimlerChrysler Master Owner Trust
                                                     (Registrant)

                                    By:  DaimlerChrysler Services North America
                                         LLC, as Administrator


Date: January 23, 2003              By:     /s/ J. S. Bodner
                                         ---------------------------------------
                                            J. S. Bodner
                                            Assistant Controller - Controlling

                                INDEX TO EXHIBITS


Exhibit No.                     Description
-----------                     -----------

       99 Monthly report to holders of the Asset Backed Notes, relating to the January
                                15, 2003 Payment Date.